                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2004

                            PRIME HOSPITALITY CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                      1-6869                   22-2640625
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                 700 Route 46 East, Fairfield, New Jersey 07004
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (973) 882-1010
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                                       N/A
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       N/A (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the
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      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

            Item 8.01.    Other Events
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            On September 9, 2004, Prime  Hospitality Corp.  ("Prime")  announced that  it had  commenced  a cash  tender  offer  to  purchase  any and all of its outstanding  8 3/8%  Senior  Subordinated  Notes due 2012,  as well as a related consent solicitation to amend the Notes and the indenture pursuant to which they were issued.  The tender offer and consent  solicitation  are being conducted in connection with Prime's previously announced Agreement and Plan of Merger, dated
August 18, 2004,  with  affiliates of The Blackstone  Group. A copy of the press release  issued by Prime on September 9, 2004,  announcing the cash tender offer and related consent  solicitation for its 8 3/8% Senior  Subordinated  Notes due
2012 is  attached  hereto as  Exhibit  99.1 and is  incorporated  herein by this reference.

            Item 9.01     Financial Statements and Exhibits.
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            (c)      Exhibits
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                     Exhibit No.        Exhibits
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                        99.1            Press Release of Prime Hospitality Corp.
                                        dated September 9, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRIME HOSPITALITY CORP.

Date:  September 9, 2004                By: /s/  Richard T. Szymanski
                                            ---------------------------------
                                            Name:   Richard T. Szymanski
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer